                                 EXHIBIT 99.8

[LOGO]POPULAR                   PRELIMINARY SAMPLE                        [LOGO]
      ABS, INC.(SM)             POPULAR ABS 2005-5                         FBR


                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail

POPULAR ABS 2005-5                               2-4 FAMILY PROPERTIES; GROUP II
FRIEDMAN BILLINGS RAMSEY
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                               Weighted
                                                                   Weighted     Average
                                              Current     Pct by    Average      Stated   Weighted   Weighted
                                 # of       Principal       Curr      Gross   Remaining    Average    Average
Current Principal Balance ($)   Loans         Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
-------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                    1       34,700.95       0.11      8.980         359      56.00        552
50,000.01 - 100,000.00              4      295,284.52       0.95      7.958         359      87.52        633
100,000.01 - 150,000.00            12    1,410,587.74       4.53      7.749         358      83.62        648
150,000.01 - 200,000.00            22    3,899,251.74      12.54      7.094         359      78.93        639
200,000.01 - 250,000.00             9    2,036,771.21       6.55      7.323         358      77.41        614
250,000.01 - 300,000.00            21    5,747,326.09      18.48      7.649         358      76.27        615
300,000.01 - 350,000.00            15    4,899,106.05      15.75      7.516         359      79.09        595
350,000.01 - 400,000.00             7    2,601,627.66       8.36      7.061         358      80.00        600
400,000.01 - 450,000.00            14    5,999,264.61      19.29      6.916         358      82.80        619
450,000.01 - 500,000.00             4    1,949,172.13       6.27      7.115         359      82.50        632
500,000.01 - 550,000.00             2    1,080,720.88       3.47      6.832         358      86.18        641
550,000.01 - 600,000.00             2    1,152,725.47       3.71      7.396         359      80.00        692
-------------------------------------------------------------------------------------------------------------
Total:                            113   31,106,539.05     100.00      7.284         358      79.98        621
-------------------------------------------------------------------------------------------------------------
Min:   $34,700.95
Max:   $593,136.93
Average:   $275,279.11
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                               Weighted
                                                                   Weighted     Average
                                              Current     Pct by    Average      Stated   Weighted   Weighted
                                 # of       Principal       Curr      Gross   Remaining    Average    Average
Current Gross Rate              Loans         Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
-------------------------------------------------------------------------------------------------------------
5.500 - 5.999                       3    1,177,234.72       3.78      5.941         359      81.31        602
6.000 - 6.499                      10    3,317,990.18      10.67      6.374         359      79.53        632
6.500 - 6.999                      39   10,996,811.41      35.35      6.741         359      80.97        646
7.000 - 7.499                      16    4,558,480.19      14.65      7.252         358      83.38        660
7.500 - 7.999                      25    6,199,709.28      19.93      7.709         358      79.12        595
8.000 - 8.499                       1      251,844.17       0.81      8.400         359      90.00        696
8.500 - 8.999                      16    4,051,676.04      13.03      8.789         358      73.99        544
9.000 - 9.499                       1      104,891.84       0.34      9.300         358      70.00        611
9.500 - 9.999                       1      103,898.37       0.33      9.550         358      80.00        678
10.500 - 10.999                     1      344,002.85       1.11     10.990         358      85.00        548
-------------------------------------------------------------------------------------------------------------
Total:                            113   31,106,539.05     100.00      7.284         358      79.98        621
-------------------------------------------------------------------------------------------------------------
Min:   5.850
Max:   10.990
Weighted Average:   7.284
-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.
All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                 Page 1  of  7

POPULAR ABS 2005-5                               2-4 FAMILY PROPERTIES; GROUP II
FRIEDMAN BILLINGS RAMSEY
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                                           Weighted
                                               Weighted     Average
                          Current     Pct by    Average      Stated   Weighted   Weighted
             # of       Principal       Curr      Gross   Remaining    Average    Average
FICO        Loans         Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
-----------------------------------------------------------------------------------------
500 - 524      11    2,806,426.51       9.02      8.227         358      71.81        512
525 - 549      11    3,032,758.74       9.75      8.666         358      72.55        539
550 - 574       9    2,787,713.00       8.96      6.833         359      77.42        563
575 - 599      13    4,050,190.13      13.02      7.354         358      82.74        587
600 - 624       8    1,977,041.26       6.36      7.174         359      77.15        615
625 - 649      19    6,017,252.71      19.34      6.813         358      83.36        638
650 - 674      15    3,757,778.59      12.08      6.922         358      83.46        662
675 - 699      13    3,224,739.68      10.37      7.130         359      86.89        687
700 - 724       7    1,460,629.24       4.70      6.875         358      81.37        709
725 - 749       4    1,000,822.20       3.22      6.984         359      71.41        736
750 - 774       2      812,336.93       2.61      7.315         359      80.00        762
775 - 799       1      178,850.06       0.57      6.890         359      68.58        795
-----------------------------------------------------------------------------------------
Total:        113   31,106,539.05     100.00      7.284         358      79.98        621
-----------------------------------------------------------------------------------------
Min:   505
Max:   795
NZ Weighted Average:   621
-----------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                                               Weighted
                                                   Weighted     Average
                              Current     Pct by    Average      Stated   Weighted   Weighted
                 # of       Principal       Curr      Gross   Remaining    Average    Average
Original LTV    Loans         Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
---------------------------------------------------------------------------------------------
0.00 - 49.99        3      674,532.83       2.17      7.915         359      43.56        550
55.00 - 59.99       2      362,389.73       1.16      6.511         359      56.94        714
60.00 - 64.99       2      575,434.64       1.85      8.300         358      61.99        514
65.00 - 69.99       6    1,067,204.10       3.43      7.295         358      67.16        601
70.00 - 74.99      10    2,450,112.89       7.88      8.095         358      71.72        568
75.00 - 79.99       9    3,078,235.33       9.90      7.178         358      77.06        587
80.00 - 80.00      47   13,102,828.12      42.12      7.147         358      80.00        637
80.01 - 84.99       2      931,424.78       2.99      6.875         358      83.53        613
85.00 - 89.99      10    3,557,131.12      11.44      7.163         358      85.17        626
90.00 - 94.99      14    4,153,062.68      13.35      7.300         358      90.29        634
95.00 - 99.99       2      335,229.92       1.08      7.593         359      95.00        636
100.00 >=           6      818,952.91       2.63      7.335         359     100.00        671
---------------------------------------------------------------------------------------------
Total:            113   31,106,539.05     100.00      7.284         358      79.98        621
---------------------------------------------------------------------------------------------
Min:   42.62
Max:   100.00
Weighted Average:   79.98
% > 80:   31.49
% > 90:   5.48
% > 95:   2.63
---------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                                        Weighted
                                                            Weighted     Average
                                       Current     Pct by    Average      Stated   Weighted   Weighted
                          # of       Principal       Curr      Gross   Remaining    Average    Average
Original Term (months)   Loans         Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
------------------------------------------------------------------------------------------------------
360                        113   31,106,539.05     100.00      7.284         358      79.98        621
------------------------------------------------------------------------------------------------------
Total:                     113   31,106,539.05     100.00      7.284         358      79.98        621
------------------------------------------------------------------------------------------------------
Min:   360
Max:   360
Weighted Average:   360
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.
All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                 Page 2  of  7

POPULAR ABS 2005-5                               2-4 FAMILY PROPERTIES; GROUP II
FRIEDMAN BILLINGS RAMSEY
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                                                 Weighted
                                                                    Weighted      Average
                                               Current     Pct by    Average       Stated   Weighted   Weighted
                                  # of       Principal       Curr      Gross    Remaining    Average    Average
Stated Remaining Term (months)   Loans         Balance   Prin Bal     Coupon         Term   Orig LTV       FICO
---------------------------------------------------------------------------------------------------------------
301 - 360                          113   31,106,539.05     100.00       7.284         358      79.98        621
---------------------------------------------------------------------------------------------------------------
Total:                             113   31,106,539.05     100.00       7.284         358      79.98        621
---------------------------------------------------------------------------------------------------------------
Min:   355
Max:   360
Weighted Average:   358
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                                         Weighted
                                            Weighted      Average
                       Current     Pct by    Average       Stated   Weighted   Weighted
FRM       # of       Principal       Curr      Gross    Remaining    Average    Average
ARM      Loans         Balance   Prin Bal     Coupon         Term   Orig LTV       FICO
---------------------------------------------------------------------------------------
ARM        113   31,106,539.05     100.00       7.284         358      79.98        621
---------------------------------------------------------------------------------------
Total:     113   31,106,539.05     100.00       7.284         358      79.98        621
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                                                    Weighted
                                                        Weighted     Average
                                   Current     Pct by    Average      Stated   Weighted   Weighted
                      # of       Principal       Curr      Gross   Remaining    Average    Average
Product              Loans         Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
--------------------------------------------------------------------------------------------------
ARM 2/28                76   19,199,881.39      61.72      7.449         358      78.47        609
ARM 2/28 - 60mo IO      18    5,767,950.59      18.54      7.003         359      82.17        635
ARM 3/27                15    4,756,986.99      15.29      7.078         358      83.49        632
ARM 5/25                 4    1,381,720.08       4.44      6.876         359      79.81        675
--------------------------------------------------------------------------------------------------
Total:                 113   31,106,539.05     100.00      7.284         358      79.98        621
--------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                           Weighted
                                                                               Weighted     Average
                                                          Current     Pct by    Average      Stated   Weighted   Weighted
                                             # of       Principal       Curr      Gross   Remaining    Average    Average
Prepayment Penalty Original Term (months)   Loans         Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
-------------------------------------------------------------------------------------------------------------------------
0                                              34    8,860,135.48      28.48      7.468         358      79.99        619
12                                             26   10,311,480.85      33.15      7.223         358      79.65        615
24                                             34    6,898,231.78      22.18      7.371         359      79.06        621
36                                             12    3,197,551.86      10.28      7.093         358      83.51        619
60                                              7    1,839,139.08       5.91      6.751         358      79.09        660
-------------------------------------------------------------------------------------------------------------------------
Total:                                        113   31,106,539.05     100.00      7.284         358      79.98        621
-------------------------------------------------------------------------------------------------------------------------
Loans with Penalty:   71.52
-------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                                            Weighted
                                                Weighted     Average
                           Current     Pct by    Average      Stated   Weighted   Weighted
              # of       Principal       Curr      Gross   Remaining    Average    Average
Lien         Loans         Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
------------------------------------------------------------------------------------------
First Lien     113   31,106,539.05     100.00      7.284         358      79.98        621
------------------------------------------------------------------------------------------
Total:         113   31,106,539.05     100.00      7.284         358      79.98        621
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.
All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                 Page 3  of  7

POPULAR ABS 2005-5                               2-4 FAMILY PROPERTIES; GROUP II
FRIEDMAN BILLINGS RAMSEY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                                                    Weighted
                                                        Weighted     Average
                                   Current     Pct by    Average      Stated   Weighted   Weighted
                      # of       Principal       Curr      Gross   Remaining    Average    Average
Documentation Type   Loans         Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
--------------------------------------------------------------------------------------------------
SI                      61   17,484,314.07      56.21      7.242         358      79.88        646
Full Doc                50   12,891,157.12      41.44      7.344         358      79.82        586
Alt Doc                  2      731,067.86       2.35      7.238         358      85.41        619
--------------------------------------------------------------------------------------------------
Total:                 113   31,106,539.05     100.00      7.284         358      79.98        621
--------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                                                     Weighted
                                                         Weighted     Average
                                    Current     Pct by    Average      Stated   Weighted   Weighted
                       # of       Principal       Curr      Gross   Remaining    Average    Average
Loan Purpose          Loans         Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
---------------------------------------------------------------------------------------------------
Cashout Refinance        75   21,176,709.24      68.08      7.330         358      78.59        600
Purchase                 35    9,044,683.54      29.08      7.220         358      82.94        669
Rate/Term Refinance       3      885,146.27       2.85      6.866         358      83.20        614
---------------------------------------------------------------------------------------------------
Total:                  113   31,106,539.05     100.00      7.284         358      79.98        621
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                                               Weighted
                                                   Weighted     Average
                              Current     Pct by    Average      Stated   Weighted   Weighted
                 # of       Principal       Curr      Gross   Remaining    Average    Average
Property Type   Loans         Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
---------------------------------------------------------------------------------------------
Duplex            104   28,360,081.28      91.17      7.271         358      79.63        615
Triplex             8    2,567,607.71       8.25      7.461         358      84.72        670
Quadruplex          1      178,850.06       0.57      6.890         359      68.58        795
---------------------------------------------------------------------------------------------
Total:            113   31,106,539.05     100.00      7.284         358      79.98        621
---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                                                    Weighted
                                                        Weighted     Average
                                   Current     Pct by    Average      Stated   Weighted   Weighted
                      # of       Principal       Curr      Gross   Remaining    Average    Average
Occupancy Type       Loans         Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
--------------------------------------------------------------------------------------------------
Owner-Occupied         100   28,200,161.93      90.66      7.251         358      79.65        616
Non-Owner Occupied      13    2,906,377.12       9.34      7.610         359      83.17        662
--------------------------------------------------------------------------------------------------
Total:                 113   31,106,539.05     100.00      7.284         358      79.98        621
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.
All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                 Page 4  of  7

POPULAR ABS 2005-5                               2-4 FAMILY PROPERTIES; GROUP II
FRIEDMAN BILLINGS RAMSEY
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                                                Weighted
                                                    Weighted     Average
                               Current     Pct by    Average      Stated   Weighted   Weighted
                  # of       Principal       Curr      Gross   Remaining    Average    Average
State            Loans         Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------
New York            33   12,703,886.61      40.84      7.342         358      78.50        601
Massachusetts       16    4,654,871.53      14.96      7.225         358      78.68        616
Illinois            12    3,033,314.95       9.75      7.135         358      80.31        646
New Jersey          11    2,908,056.26       9.35      7.293         358      78.13        596
California           6    1,891,174.37       6.08      7.211         359      82.98        653
Rhode Island         4    1,115,796.04       3.59      7.126         358      84.00        639
Connecticut          4      909,776.84       2.92      6.905         359      80.00        611
Arizona              3      622,671.14       2.00      7.748         359      82.98        720
Wisconsin            4      586,790.64       1.89      7.427         359      94.22        665
Michigan             5      541,602.85       1.74      7.998         358      81.17        637
Florida              2      377,936.89       1.21      7.294         357      74.81        602
Ohio                 3      355,084.08       1.14      7.600         359      90.92        627
Georgia              1      199,822.68       0.64      6.600         359     100.00        686
Minnesota            1      199,633.18       0.64      6.440         358      80.00        715
Colorado             1      184,000.00       0.59      7.190         360      80.00        630
Oregon               1      183,038.84       0.59      6.640         359      80.00        704
Indiana              1      178,850.06       0.57      6.890         359      68.58        795
North Carolina       1      135,019.00       0.43      8.550         359     100.00        655
Iowa                 1      111,822.65       0.36      7.190         358      80.00        609
Pennsylvania         2      108,090.44       0.35      7.975         358      85.87        636
Missouri             1      105,300.00       0.34      7.590         360      90.00        744
----------------------------------------------------------------------------------------------
Total:             113   31,106,539.05     100.00      7.284         358      79.98        621
----------------------------------------------------------------------------------------------
Top 5 Zip Code:   11236(2.72%),11436(2.66%),11423(2.54%),1902(2.48%),11221(2.44%)
Number of States:   21
----------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                                               Weighted
                                                   Weighted     Average
                              Current     Pct by    Average      Stated   Weighted   Weighted
                 # of       Principal       Curr      Gross   Remaining    Average    Average
Gross Margin    Loans         Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
---------------------------------------------------------------------------------------------
2.000 - 2.499       1      327,688.78       1.05      6.250         359      57.04        731
2.500 - 2.999       2      654,375.24       2.10      6.732         358      77.28        606
3.000 - 3.499       1      156,750.00       0.50      7.140         360      95.00        683
3.500 - 3.999       3    1,031,329.52       3.32      7.065         358      84.82        607
4.000 - 4.499       1      458,375.71       1.47      7.950         358      90.00        576
4.500 - 4.999       2      553,250.44       1.78      7.436         357      84.16        637
5.000 - 5.499       2      221,496.00       0.71      8.037         358      75.26        641
5.500 - 5.999       9    2,793,694.85       8.98      6.917         358      83.36        659
6.000 - 6.499      31    9,433,797.33      30.33      6.731         358      81.96        640
6.500 - 6.999      25    6,066,003.84      19.50      7.195         359      79.87        638
7.000 - 7.499      11    2,208,372.54       7.10      7.504         358      75.53        629
7.500 - 7.999      18    5,754,617.87      18.50      7.952         358      76.03        563
8.000 - 8.499       3      506,479.91       1.63      8.592         358      85.33        602
8.500 - 8.999       4      940,307.02       3.02      9.618         357      78.45        533
---------------------------------------------------------------------------------------------
Total:            113   31,106,539.05     100.00      7.284         358      79.98        621
---------------------------------------------------------------------------------------------
Min (>0):   2.280
Max:   8.750
Weighted Average (>0):   6.435
---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.
All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                 Page 5  of  7

POPULAR ABS 2005-5                               2-4 FAMILY PROPERTIES; GROUP II
FRIEDMAN BILLINGS RAMSEY
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                                       Weighted
                                                           Weighted     Average
                                      Current     Pct by    Average      Stated   Weighted   Weighted
                         # of       Principal       Curr      Gross   Remaining    Average    Average
Minimum Interest rate   Loans         Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
-----------------------------------------------------------------------------------------------------
3.500 - 3.999               1      499,209.76       1.60      7.200         358      83.05        632
5.500 - 5.999               6    1,990,948.31       6.40      6.755         359      82.92        624
6.000 - 6.499              21    7,352,850.37      23.64      6.707         359      80.65        641
6.500 - 6.999              31    8,626,603.87      27.73      6.761         358      80.35        650
7.000 - 7.499              12    2,357,208.93       7.58      7.293         358      83.06        649
7.500 - 7.999              26    6,522,916.60      20.97      7.802         358      79.66        591
8.500 - 8.999              15    3,651,909.37      11.74      8.996         358      74.63        542
9.000 - 9.499               1      104,891.84       0.34      9.300         358      70.00        611
-----------------------------------------------------------------------------------------------------
Total:                    113   31,106,539.05     100.00      7.284         358      79.98        621
-----------------------------------------------------------------------------------------------------
Min (>0): 3.540
Max: 9.300
Weighted Average (>0): 6.984
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                                       Weighted
                                                           Weighted     Average
                                      Current     Pct by    Average      Stated   Weighted   Weighted
                         # of       Principal       Curr      Gross   Remaining    Average    Average
Maximum Interest Rate   Loans         Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
-----------------------------------------------------------------------------------------------------
11.500 - 11.999             2      738,672.59       2.37      5.911         358      82.19        627
12.000 - 12.499             9    3,118,357.00      10.02      6.370         359      79.50        627
12.500 - 12.999            25    6,973,360.13      22.42      6.745         359      79.27        642
13.000 - 13.499            12    4,173,272.17      13.42      7.128         359      84.39        656
13.500 - 13.999            20    5,051,709.95      16.24      7.313         358      83.38        608
14.000 - 14.499            10    2,248,516.07       7.23      7.470         358      75.13        631
14.500 - 14.999            18    3,613,929.56      11.62      8.213         358      78.98        609
15.000 - 15.499             4      955,722.67       3.07      8.748         358      77.55        574
15.500 - 15.999             3      577,161.45       1.86      6.811         359      78.42        582
16.500 - 16.999             4    1,609,595.89       5.17      7.756         359      82.73        629
17.500 - 17.999             2      702,987.95       2.26      7.764         358      80.00        528
18.500 - 18.999             4    1,343,253.62       4.32      8.879         358      67.08        533
-----------------------------------------------------------------------------------------------------
Total:                    113   31,106,539.05     100.00      7.284         358      79.98        621
-----------------------------------------------------------------------------------------------------
Min (>0): 11.850
Max: 18.990
Weighted Average (>0): 13.974
-----------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                           Weighted
                                                               Weighted     Average
                                          Current     Pct by    Average      Stated   Weighted   Weighted
                             # of       Principal       Curr      Gross   Remaining    Average    Average
Initial Periodic Rate Cap   Loans         Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
---------------------------------------------------------------------------------------------------------
3.000                         113   31,106,539.05     100.00      7.284         358      79.98        621
---------------------------------------------------------------------------------------------------------
Total:                        113   31,106,539.05     100.00      7.284         358      79.98        621
---------------------------------------------------------------------------------------------------------
Min (>0): 3.000
Max: 3.000
Weighted Average (>0): 3.000
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.
All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                 Page 6  of  7

POPULAR ABS 2005-5                               2-4 FAMILY PROPERTIES; GROUP II
FRIEDMAN BILLINGS RAMSEY
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                                              Weighted
                                                                  Weighted     Average
                                             Current     Pct by    Average      Stated   Weighted   Weighted
                                # of       Principal       Curr      Gross   Remaining    Average    Average
Subsequent Periodic Rate Cap   Loans         Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
------------------------------------------------------------------------------------------------------------
1.000                            106   29,010,219.39      93.26      7.292         358      79.83        617
1.500                              5    1,402,944.17       4.51      7.289         359      83.12        671
2.000                              2      693,375.49       2.23      6.948         357      80.00        668
------------------------------------------------------------------------------------------------------------
Total:                           113   31,106,539.05     100.00      7.284         358      79.98        621
------------------------------------------------------------------------------------------------------------
Min (>0): 1.000
Max: 2.000
Weighted Average (>0): 1.045
------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                                               Weighted
                                                   Weighted     Average
                              Current     Pct by    Average      Stated   Weighted   Weighted
                 # of       Principal       Curr      Gross   Remaining    Average    Average
DTI             Loans         Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
---------------------------------------------------------------------------------------------
20.00 - 24.99       4      852,959.80       2.74      8.800         358      81.98        638
25.00 - 29.99       1      414,316.33       1.33      6.990         358      86.46        689
30.00 - 34.99       5      903,848.65       2.91      8.030         359      58.34        611
35.00 - 39.99      12    3,010,760.87       9.68      7.178         358      82.80        634
40.00 - 44.99      26    7,117,532.05      22.88      7.318         358      79.96        617
45.00 - 49.99      40   11,069,076.95      35.58      7.218         359      80.30        632
50.00 - 54.99      23    7,246,543.54      23.30      7.077         358      80.30        599
55.00 - 59.99       2      491,500.86       1.58      8.246         358      82.34        575
---------------------------------------------------------------------------------------------
Total:            113   31,106,539.05     100.00      7.284         358      79.98        621
---------------------------------------------------------------------------------------------
wa DTI: 45.31
---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Weighted
                                                                                      Weighted     Average
                                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                                    # of       Principal       Curr      Gross   Remaining    Average    Average
Next Payment Due Date (For Delinquency Purposes)   Loans         Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
--------------------------------------------------------------------------------------------------------------------------------
20050901                                              14    4,676,738.74      15.03      7.214         358      82.49        631
20051001                                              83   22,575,206.26      72.57      7.291         358      80.18        621
20051101                                              16    3,854,594.05      12.39      7.334         359      75.78        604
--------------------------------------------------------------------------------------------------------------------------------
Total:                                               113   31,106,539.05     100.00      7.284         358      79.98        621
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.
All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                 Page 7  of  7